[EXHIBIT 10.4]
                 [STOCK PURCHASE AGREEMENT, CALL SOLUTIONS S.A.]

In Buenos Aires, on the seventeenth day of July, of the year two thousand and two, it is hereby agreed between RODOLFO LOPEZ COTO, bearer of identity card No. __________ and MARIA GONZALEZ PEREZ, bearer of passport No. _______, domiciled at No. 667, Jeronimo Salguero Street tenth floor A of this Federal Capital City, hereinafter referred to as THE SELLERS and GASTON CASTILLO LORENZO, bearer of passport issued in the Oriental Republic of Uruguay No. _______ in the name and on behalf of ITOLUR S.A., corporate office located at No. 3328, Miguel Barreiro Street, Apartment 101, Montevideo, Oriental Republic of Uruguay, who hereby binds to ratify his legal identity before July 29th of this year, hereinafter referred to as THE BUYER, that these presents be signed pursuant to the following terms and conditions:


FIRST. - Background. - That the one hundred percent of capital stock is owned by the sellers of the company which does business under the corporate name CALL SOLUTIONS S.A. registered before the General inspection of Justice (Registry of Corporations) under No. 6375 on Volume 14 of the registration book of the Corporations on the 23rd day of May , 2001, with legal domicle at No. 667 Jeronimo Salguero, Floor 10 office A in this Federal capital City, which shall be represented by Title No. 1 Shares No. 1 to 6000 and Title No. 2 Shares No. 6001 to 12.000 of $1 per one voting share each.



SECOND. - The stock selling price shall be of twenty four thousand Unites States dollars (U$D 24,000) shall be payable as follows: 1.- Eight thousand United States dollars (U$D 8,000) shall be paid to Rodolfo Lopez Coto on the nineteenth day of July , 2002; 2.- Eight thousand United States dollars (U$D 8,000) shall be paid on the nineteenth day of August , 2002 and 3.- the balance amount of eight thousand United States dollars (U$D 8,000) shall be paid on the nineteenth day of September, 2002.


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THIRD.- The payment shall be made in United States dollar cash or the equivalent amount in Argentine currency ("pesos") to acquire the same amount in dollars at free market of Buenos Aires, Montevideo, Zurich and/or New York at sellers' option.

FOURTH.- The sellers declare that the corporation CALL SOLUTIONS S.A. has no liabilities of any kind and no emplyees, otherwise the sellers shall be jointly and severally liable for the cancellation thereof upon substantial requirement within the term of forty eight hours.

FIFTH.- Upon payment of eight thousand United States dollars (U$S 8,000), the sellers shall deliver to the buyers the corporate accounting books and commercial papers including the business office located at No. 611 Viamonte street, Floor 5th, office F at this City of Buenos Aires.

SIXTH.- The sellers shall deliver the shares to the buyers and the board of directors shall resign so that the buyers may designate new members within the term of seventy two hours after payment in accordance with the second clause part 1 of these presents. The shares shall be kept under deposit and pledged to guarantee for payment of the outstanding balance to sellers, in the office of the notary public Alfredo Arias located at No. 1538 Tucuman Street, Floor, 4, office B at this Federal Capital City; the outstanding balance shall be evidenced by a Promissory Note in favour of the sellers, and the buyer shall enjoy the political rights thereof; in case of a capital stock increase, the shares shall be kept under deposit as above stated until full payment of the outstanding balance.

SEVENTH.- A copy of a Lease Agreement is attached hereto, and it is hereby stated that the new board of directors shall change its legal domicile to corporate business office located at No. 611 Viamonte Street, Floor 5, office F in the City of Buenos Aires; that the buyer has accepted the terms and conditions arising from above Lease Agreement, and agrees to release the guarantee to Rodolfo Lopez Coto within the term of thirty days as from this date.








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EIGHTH.- The sale of shares shall embrace legal reserve and statutory funds, contributions to advance in case of future stock subscription and non distributed dividends. As decided at the stockholders' meeting held on December 5th, 2001, the stockholders shall be bound irrevocably - on account of future capital stock rise- up to $ 50,000; said contributions have not been provided nor the seller shall provide them but the new stockholders shall subscribe and pay-in said amounts if necessary.

NINETH.- CALL SOLUTIONS S.A. and REDIAF S.A. made an agreement and THE BUYER hereby agrees to pay four percent (4 %) of total amount invoiced, VAT excepted arising from said agreement in relation to the trading of cards, monthly and per one year upon distribution in favour of Rodolfo Lopez Coto.

TENTH.- Any collectable amount or credit shall be collected by the seller Rodolfo Lopez Coto until July 31st, 2002; any debt or invoice for services dated before July 19th , of this year shall be paid by the sellers and as from stated date the buyers shall be liable therefor.

ELEVENTH.- In case of controversies or for any legal purpose, the parties hereto shall be submitted to the Ordinary Federal Capital City Courts and shall waive any other special jurisdiction; delay in payment shall be followed by automatic legal procedures.

TWELVETH.- The parties hereto shall observe secrecy and by these presents until the expiration of this agreement THE SELLERS shall personally refrain from dealing with any business similar to the corporate purpose of Call Solutions S.A. in the Argentine Republic for the term of two years as from this date, unless written authorisation is issued by the buyer.

THIRTEENTH.- In case of default in payment, the sellers shall deem these presents concluded by operation of the law without any judicial intervention or whatever; the shares and the Company shall be at the sellers' entire disposal.



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FOURTEENTH.- Gaston Castillo Lorenzo, is hereby designated as personal guarantor in the name and on behalf of ITOLUR S.A. located at No. 515 Carbajal Street, Minas, Oriental Republic of Uruguay; he waives the rights of exemption and distribution and is jointly and severally liable therefor.

Two copies of the same tenor are duly signed for this purpose.

There appear three illegible signatures.

On the right top corner of each page there appears a seal that reads: Paula Veronica Longo Notary Public, registration number 4556 followed by an illegible signature.

Buenos Aires, August 15th, 2002, I, Notary public, holder of the Public Agreements Record Book No. 1587, HEREBY CERTIFY: That the signatures on the document attached hereto -the requirement of signature certification is executed hereby on entry number 61 registered on record book number 50- are done before me by the person/s of my knowledge; their names and identity card numbers duly are acknowledged. 1) SEBASTIAN URRIZA OLAGUE, identity card issued in Oriental Republic of Uruguay number __________; 2) RODOLFO LOPEZ COTO, identity card number ___________, who both appeared PER SE.

There appear an illegible signature and a seal.

On attached sheet:

In Buenos Aires, on the fourteenth day of August, 2002, it is hereby agreed between RODOLFO LOPEZ COTO, and MARIA GONZALEZ PEREZ, hereinafter referred to as THE SELLERS and SEBASTIAN URRIZA OLAGUE, hereinafter referred to as THE BUYER, to sign this sales agreement according to the following terms and conditions:













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FIRST.- The parties hereto ratify the share stock purchase and sale agreement subscribed with the Company CALL SOLUTIONS S.A.

SECOND.- The parties hereby agree that ITOLUR S.A. buys 11999 shares, and is entitled to Title 1 shares 1 to 6000 and Title 2 shares 6001 to 11999 and SEBASTIAN URRIZA OLAGUE acquires stock number 12.000 from Title 2.

THIRD.- THE SELLERS shall hereby deliver the certificates of title evidencing the shares 1/6000 and 6001to12.000 and THE BUYER shall accept them accordingly.

FOURTH.- This agreement shall be deemed as formal receipt and letter of payment for the amounts advanced to SELLERS: eight thousand United States dollars (USD 8,000) on July 19th, 2002 and eight thousand United States dollars (U$D 8,000) on August 19th, of this year.

FIFTH.- Upon execution of this agreement, THE SELLERS shall deliver corporate accounting books and commercial papers and THE BUYER shall accept them accordingly, the board of directors resigns to be replaced by the new board of directors to be appointed by the buyers.

SIXTH.- The invoice issued by "Telefonica" related to line 0800-2223222 remains unpaid by .the sellers who have requested particulars thereof; such invoice shall be cancelled in due time, if possible.

SEVENTH.- The parties hereto shall consider the substitution of the guarantee deposit established on the leased office located at 611, Viamonte street and shall return Rodolfo Lopez Coto the amount of $300 once substituted.

EIGHTH.- Sebastian Urriza Olague is hereby appointed as guarantor, co-debtor and shall pay for liabilities on behalf of Itolur S.A. until the fulfilment of the obligations herein provided.

Two copies of the same tenor are duly signed for this purpose.

There appear four illegible signatures followed by the notary public illegible signature and seal.













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